                                                                     EXHIBIT 4.1

                                   BRADLEES

  NUMBER                                                                SHARES

                                BRADLEES, INC.

       INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

THIS CERTIFICATE IS TRANSFERABLE                            SEE REVERSE FOR
IN BOSTON, MA OR NEW YORK, NY                             CERTAIN DEFINITIONS
                                                       AND TRANSFER RESTRICTIONS

                                 COMMON STOCK

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  THIS IS TO CERTIFY THAT                                    CUSIP 104449 20 7







  IS THE OWNER OF

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 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER
                                  SHARE, OF

                                BRADLEES, INC.

(hereinafter called the "Corporation") transferable on the books of the Corporation by the holder of record hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned.
  This Certificate and the shares represented hereby are issued and held subject to the laws of the Commonwealth of Massachusetts and the Amended and Restated Articles of Organization and Amended and Restated Bylaws of the Corporation, each as from time to time amended (copies of which are on file with the Corporation), to all of which the holder, by acceptance hereof, assents.
  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
  IN WITNESS WHEREOF, Bradlees, Inc. has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

Dated


/s/ Paul R. McKelvey                               /s/ Peter Thorner
__________________________                        ---------------------------
              TREASURER                                 CHAIRMAN OF THE BOARD


COUNTERSIGNED AND REGISTERED:
                        BankBoston, N.A.
                                                  TRANSFER AGENT AND REGISTRAR

BY

                                                            AUTHORIZED SIGNATURE

                     [SEAL OF BRADLEES, INC. APPEARS HERE]

                                BRADLEES, INC.

     The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon written request a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation as set forth in the Amended and Restated Articles of Organization and amendments thereto filed with the Secretary of State of the Commonwealth of Massachusetts.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties   UNIF GIFT MIN ACT--.......                   Custodian...............
     JT TEN  -- as joint tenants with right                       - (Cust)                                (Minor)
                or survivorship and not as                             under Uniform Gifts to Minors
                tenants in common                                      Act..........................................
                                                                                            (State)

    Additional abbreviations may also be used through not in the above list.

  For Value Received, ____________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said shares on the books of the within named Corporation with full power or substitution in the premises.

Dated___________________




          ______________________________________________________________________
          NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


     Signature(s) Guaranteed: __________________________________________________
                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.